                                                                    EXHIBIT 10.4

================================================================================

          KILROY REALTY, L.P., as trustor
                                         (Borrower)

                                 to

          FIRST AMERICAN TITLE INSURANCE COMPANY, as trustee
                                         (Trustee)

                                 for the benefit of

          COMMERZBANK AKTIENGESELLSCHAFT
               (New York Branch), as Administrative Agent on behalf of the Banks, as beneficiary
                                         (Lender)

================================================================================

  VARIABLE INTEREST RATE DEED OF TRUST, LEASEHOLD DEED OF TRUST, ASSIGNMENT OF
                  RENTS, SECURITY AGREEMENT AND FIXTURE FILING

================================================================================

                    Dated:  October 20, 1999

                    Location: San Diego County, California


                    PREPARED BY AND UPON
                    RECORDATION RETURN TO:

                    Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                    New York, New York 10104
                    Attention: Michael B. Levy, Esq.

                               TABLE OF CONTENTS

                                                                                                    Page
Article 1 - GRANTS OF SECURITY......................................................................  -1-
         Section 1.1       Property Mortgaged.......................................................  -1-
         Section 1.2       Assignment of Rents......................................................  -4-
         Section 1.3       Security Agreement.......................................................  -4-
         Section 1.4       Pledge of Moneys Held....................................................  -4-

Article 2 - DEBT AND OBLIGATIONS SECURED............................................................  -4-
         Section 2.1       Debt.....................................................................  -4-
         Section 2.2       Other Obligations........................................................  -5-
         Section 2.3       Debt and Other Obligations...............................................  -5-

Article 3 - BORROWER COVENANTS......................................................................  -5-
         Section 3.1       Payment of Debt..........................................................  -5-
         Section 3.2       Incorporation by Reference...............................................  -5-
         Section 3.3       Insurance................................................................  -6-
         Section 3.4       Payment of Taxes, etc....................................................  -9-
         Section 3.5       Escrow Fund.............................................................. -10-
         Section 3.6       Condemnation............................................................. -10-
         Section 3.7       Leases and Rents......................................................... -11-
         Section 3.8       Maintenance of Property.................................................. -12-
         Section 3.9       Waste.................................................................... -12-
         Section 3.10      Compliance With Laws..................................................... -13-
         Section 3.11      Books and Records........................................................ -13-
         Section 3.12      Payment For Labor and Materials.......................................... -13-
         Section 3.13      Performance of Other Agreements.......................................... -14-
         Section 3.14      Change of Name, Identity or Structure.................................... -14-
         Section 3.15      Existence................................................................ -14-

Article 4 - SPECIAL COVENANTS....................................................................... -14-
         Section 4.1       Property Use............................................................. -14-
         Section 4.2       ERISA.................................................................... -14-
         Section 4.3       Intentionally Deleted.................................................... -15-
         Section 4.4       Restoration.............................................................. -15-

Article 5 - REPRESENTATIONS AND WARRANTIES.......................................................... -22-
         Section 5.1       Warranty of Title........................................................ -22-
         Section 5.2       Authority................................................................ -22-
         Section 5.3       Legal Status and Authority............................................... -22-
         Section 5.4       Validity of Documents.................................................... -22-
         Section 5.5       Litigation............................................................... -23-

         Section 5.6       Status of Property....................................................... -23-
         Section 5.7       No Foreign Person........................................................ -24-
         Section 5.8       Separate Tax Lot......................................................... -24-
         Section 5.9       ERISA Compliance......................................................... -24-
         Section 5.10      Leases................................................................... -24-
         Section 5.11      Financial Condition...................................................... -25-
         Section 5.12      Business Purposes........................................................ -25-
         Section 5.13      Taxes.................................................................... -25-
         Section 5.14      Mailing Address.......................................................... -25-
         Section 5.15      No Change in Facts or Circumstances...................................... -25-
         Section 5.16      Disclosure............................................................... -25-
         Section 5.17      Third Party Representations.............................................. -25-
         Section 5.18      Illegal Activity......................................................... -25-

Article 6 - OBLIGATIONS AND RELIANCES............................................................... -25-
         Section 6.1       Relationship of Borrower and Lender...................................... -25-
         Section 6.2       No Reliance on Lender.................................................... -26-
         Section 6.3       No Lender Obligations.................................................... -26-
         Section 6.4       Reliance................................................................. -26-

Article 7 - FURTHER ASSURANCES...................................................................... -26-
         Section 7.1       Recording of Security Instrument, etc.................................... -26-
         Section 7.2       Further Acts, etc........................................................ -27-
         Section 7.3       Changes in Tax, Debt, Credit and Documentary Stamp Laws.................. -27-
         Section 7.4       Estoppel Certificates.................................................... -28-
         Section 7.5       Splitting of Security Instrument......................................... -28-
         Section 7.6       Replacement Documents.................................................... -28-

Article 8 - DUE ON SALE/ENCUMBRANCE................................................................. -29-
         Section 8.1       Lender Reliance.......................................................... -29-
         Section 8.2       No Sale/Encumbrance...................................................... -29-
         Section 8.3       Sale/Encumbrance Defined................................................. -29-
         Section 8.4       Lender's Rights.......................................................... -29-

Article 9 - PREPAYMENT.............................................................................. -30-
         Section 9.1       Prepayment Before Event of Default....................................... -30-
         Section 9.2       Prepayment on Casualty and Condemnation.................................. -30-
         Section 9.3       Prepayment After Event of Default........................................ -30-

Article 10 - DEFAULT................................................................................ -31-
         Section 10.1      Events of Default........................................................ -31-
         Section 10.2      Late Payment Charge...................................................... -32-
         Section 10.3      Default Interest......................................................... -32-

Article 11 - RIGHTS AND REMEDIES.................................................................... -33-
         Section 11.1      Remedies................................................................. -33-
         Section 11.3      Right to Cure Defaults................................................... -35-
         Section 11.4      Actions and Proceedings.................................................. -35-
         Section 11.5      Recovery of Sums Required To Be Paid..................................... -36-
         Section 11.6      Examination of Books and Records......................................... -36-
         Section 11.7      Other Rights, etc........................................................ -36-
         Section 11.8      Right to Release Any Portion of the Property............................. -37-
         Section 11.9      Recourse and Choice of Remedies.......................................... -37-
         Section 11.10     Right of Entry........................................................... -37-

Article 12 - ENVIRONMENTAL HAZARDS.................................................................. -37-
         Section 12.1      Environmental Representations and Warranties............................. -37-
         Section 12.2      Environmental Covenants.................................................. -39-
         Section 12.3      Lender's Rights.......................................................... -40-

Article 13 - INDEMNIFICATION........................................................................ -40-
         Section 13.1      General Indemnification.................................................. -40-
         Section 13.2      Mortgage and/or Intangible Tax........................................... -40-
         Section 13.3      ERISA Indemnification.................................................... -41-
         Section 13.4      Environmental Indemnification............................................ -41-
         Section 13.5      Duty to Defend; Attorneys'Fees and Other Fees and Expenses............... -42-

Article 14 - WAIVERS................................................................................ -42-
         Section 14.1      Waiver of Counterclaim................................................... -42-
         Section 14.2      Marshalling and Other Matters............................................ -42-
         Section 14.3      Waiver of Notice......................................................... -42-
         Section 14.4      Waiver of Statute of Limitations......................................... -43-
         Section 14.5      Sole Discretion of Lender................................................ -43-
         Section 14.6      Survival................................................................. -43-
         Section 14.7      WAIVER OF TRIAL BY JURY.................................................. -43-

Article 15 - EXCULPATION   ......................................................................... -43-
         Section 15.1      Exculpation.............................................................. -43-
         Section 15.2      Reservation of Certain Rights............................................ -44-
         Section 15.3      Exceptions to Exculpation................................................ -44-
         Section 15.4      Recourse................................................................. -44-
         Section 15.5      Bankruptcy Claims........................................................ -45-

Article 16 - NOTICES................................................................................ -45-
         Section 16.1      Notices.................................................................. -45-

Article 17 - SERVICE OF PROCESS..................................................................... -46-
         Section 17.1      Consent to Service....................................................... -46-

         Section 17.2      Submission to Jurisdiction............................................... -46-
         Section 17.3      Jurisdiction Not Exclusive............................................... -46-

Article 18 - APPLICABLE LAW......................................................................... -46-
         Section 18.1      Choice of Law............................................................ -46-
         Section 18.2      Usury Laws............................................................... -46-
         Section 18.3      Provisions Subject to Applicable Law..................................... -47-

Article 19 - Intentionally Deleted.................................................................. -47-

Article 20 - COSTS.................................................................................. -47-
         Section 20.1      Performance at Borrower's Expense........................................ -47-
         Section 20.2      Attorney's Fees for Enforcement.......................................... -47-

Article 21 - DEFINITIONS............................................................................ -47-
         Section 21.1      General Definitions...................................................... -47-

Article 22 - MISCELLANEOUS PROVISIONS............................................................... -48-
         Section 22.1      No Oral Change........................................................... -48-
         Section 22.2      Liability................................................................ -48-
         Section 22.3      Inapplicable Provisions.................................................. -48-
         Section 22.4      Headings, etc............................................................ -48-
         Section 22.5      Duplicate Originals; Counterparts........................................ -48-
         Section 22.6      Number and Gender........................................................ -48-
         Section 22.7      Subrogation.............................................................. -49-
         Section 22.8      Entire Agreement......................................................... -49-
         Section 22.9      Trustee.................................................................. -49-

Article 23 - CERTAIN MATTERS RELATING TO THE STATE OF CALIFORNIA.................................... -50-

     This VARIABLE INTEREST RATE DEED OF TRUST, LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Security Instrument") is made as of the 20th day of October, 1999, by KILROY REALTY, L.P., a Delaware limited partnership, having its principal place of business at 2250 East Imperial Highway, El Segundo, California 90245, as trustor ("Borrower") to FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, as trustee, having an address of 411 Ivy Street, San Diego, California 92101 ("Trustee") for the benefit of COMMERZBANK AKTIENGESELLSCHAFT, New York Branch), a branch duly licensed under the laws of the State of New York, having an address at 2 World Financial Center, New York, New York 10251-1050, as Administrative Agent on behalf of the Banks (as defined below), as beneficiary ("Lender").

                               R E C I T A L S :
                               ---------------

     WHEREAS, pursuant to the Credit Agreement dated October 20, 1999 (the "Credit Agreement") among Borrower, Lender, as Administrative Agent and Arranger, Dresdner Bank AG, acting through its New York Branch and Grand Cayman Branch, as Syndication Agent, and the other banks party thereto (collectively, the "Banks"), the Banks have loaned to Borrower up to $90,000,000, which loan is evidenced by, inter alia, the Note of Borrower obligating Borrower to pay said loan (the "Note"), together with all interest accrued thereon, and all other amounts due or payable, in accordance with the terms of the Note, the Credit Agreement and the other Security Documents (as hereinafter defined);

     WHEREAS, Borrower is the owner of the Property (as defined below) and Borrower, in order to secure the payment of the indebtedness evidenced by Promissory Note, has duly authorized the execution and delivery of this Security Instrument; and

     WHEREAS, Borrower and Lender intend these recitals to be a material part of this Security Instrument.

     NOW, THEREFORE, in consideration of the loan to Borrower evidenced by the Note (the "Loan") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, Borrower hereby agrees as follows:

                        Article 1 - GRANTS OF SECURITY

     Section 1.1  Property Mortgaged.  Borrower does hereby irrevocably
                  ------------------
mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Trustee and grant a security interest to Trustee in, for the benefit of Lender and Lender's successors, substitutes and assigns, the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "Property"), IN TRUST WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION TO HAVE AND TO HOLD the same, together with all and singular the rights, hereditaments, and appurtenances in any way appertaining or belonging thereto forever:

     (a) Fee Land. The real property described in Exhibit A attached hereto and
         --------
made a part hereof (the "Fee Land");

     (b) Ground Lease. The leasehold estate in the real property described in
         ------------
Exhibit A-13 attached hereto and leased pursuant to the ground lease described in Exhibit B attached hereto (the "Ground Lease"). The land conveyed pursuant to the Ground Lease (the "Leased Land"), together with the Fee Land, is referred to as the "Land".

     (c) Additional Land. All additional lands, estates and development rights
         ---------------
hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise, be expressly made subject to the lien of this Security Instrument;

     (d) Improvements. The buildings, structures, fixtures, additions,
         ------------
enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements");

     (e) Easements. All easements, rights-of-way or use, rights, strips and
         ---------
gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

     (f) Fixtures and Personal Property. All machinery, equipment, fixtures
         ------------------------------
(including all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and used or contemplated to be used in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and used or contemplated to be used in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "Personal Property"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

     (g) Leases and Rents. All leases and other agreements affecting the use,
         ----------------
enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. (S)101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") (the "Leases") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt (as defined in Article 2);

     (h) Condemnation Awards. All awards or payments, including interest
         -------------------
thereon, which may hereafter be made with respect to the Property to the extent actually received or receivable by Borrower, whether from the exercise of the right of eminent domain (including any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

     (i) Insurance Proceeds. All proceeds of and any unearned premiums on any
         ------------------
insurance policies covering the Property, including the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

     (j) Tax Certiorari. All refunds, rebates or credits in connection with a
         --------------
reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

     (k) Conversion. All proceeds of the conversion, voluntary or involuntary,
         ----------
of any of the foregoing including proceeds of insurance and condemnation awards, into cash or liquidation claims;

     (l) Rights. The right, in the name and on behalf of Borrower, to appear in
         ------
and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

     (m) Agreements. All agreements, contracts, certificates, instruments,
         ----------
franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

     (n) Trademarks. All tradenames, trademarks, servicemarks, logos,
         ----------
copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property; and

     (o)  Rights Under Ground Lease.  All modifications, extensions and renewals
          -------------------------
of the Ground Lease and all credits, deposits, options, privileges and rights of Borrower, as tenant under the Ground Lease, including the right, if any, to renew or extend the Ground Lease for a succeeding term or terms;

     (p)  Additional Interests in Property.  All the estate, right, title, claim
          --------------------------------
or demand of any notice whatsoever of Borrower, either in law or in equity, in possession or expectancy in and to the Property or any part thereof; and

     (q) Other Rights. Any and all other rights of Borrower in and to the items
         ------------
set forth in Subsections (a) through (p) above.

     Section 1.2  Assignment of Rents.  Borrower hereby absolutely and
                  -------------------
unconditionally assigns to Trustee, for the benefit of Lender, Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2 and Section 3.7, each of Trustee and Lender grants to Borrower a revocable license to collect and receive the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

     Section 1.3  Security Agreement.  (a) This Security Instrument is both a
                  ------------------
real property deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (defined in Section 2.3), a security interest in the Personal Property to the full extent that the Personal Property may be subject to the Uniform Commercial Code.

     (b) This Security Instrument shall be effective from the date of its recording as a financing statement filed as a fixture filing in accordance with
Section 9313 of the Uniform Commercial Code with respect to all goods constituting part of the Property which are or are to become fixtures. This Security Instrument shall also be effective as a financing statement covering minerals or the like (including oil and gas) and is to be filed for record in the real estate records of the county where the Land is situated.

     Section 1.4  Pledge of Moneys Held.  Borrower hereby pledges to Lender any
                  ---------------------
and all moneys now or hereafter held by Lender, including any sums deposited in the Escrow Fund (as defined in Section 3.5), Net Proceeds (as defined in Section 4.4), and condemnation awards or payments described in Section 4.4, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                   Article 2 - DEBT AND OBLIGATIONS SECURED

     Section 2.1  Debt.  This Security Instrument and the grants, assignments
                  ----
and transfers made in Article 1 are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the "Debt"):

     (a) the payment of the indebtedness evidenced by the Note in lawful money of the United States of America;

     (b) the payment of interest, default interest, late charges and other sums, as provided in the Note, the Credit Agreement, this Security Instrument or the Other Security Documents (defined below);

     (c) the payment of all other moneys agreed or provided to be paid by Borrower in the Note, the Credit Agreement, this Security Instrument or the Other Security Documents;

     (d) the payment of all sums advanced by Lender pursuant to and in accordance with this Security Instrument to protect and preserve the Property and the lien and the security interest created hereby; and

     (e) the payment of all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

     Section 2.2  Other Obligations.  This Security Instrument and the grants,
                  -----------------
assignments and transfers made in Article 1 are also given for the purpose of securing the following (the "Other Obligations"):

     (a) the performance of all other obligations of Borrower contained herein;

     (b) the performance of each obligation of Borrower contained in any other agreement given by Borrower to Lender which is for the purpose of further securing the obligations secured hereby, and any amendments, modifications and changes thereto; and

     (c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, this Security Instrument or the Other Security Documents.

     Section 2.3  Debt and Other Obligations.  Borrower's obligations for the
                  --------------------------
payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "Obligations."

                        Article 3 - BORROWER COVENANTS

     Borrower covenants and agrees that:

     Section 3.1  Payment of Debt.  Borrower will pay the Debt at the time and
                  ---------------
in the manner provided in the Note and in this Security Instrument.

     Section 3.2  Incorporation by Reference.  All the covenants, conditions
                  --------------------------
and agreements contained in (a) the Note and (b) all and any of the documents other than the Note or this Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note including the Loan Agreement (the "Other Security Documents"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

     Section 3.3  Insurance.
                  ---------

     (a) Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the following coverages:

         (i) comprehensive all risk insurance on the Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements, in each case (A) in an amount equal to 100% of the "Full Replacement Cost," which for purposes of this Security Instrument shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; and (C) providing for no deductible in excess of the lesser of $25,000.00 and one percent (1%) of the face value of such policy. In addition, Borrower shall obtain (y) if any portion of the Improvements is currently or at any time in the future located in a federally designated "special flood hazard area," flood hazard insurance in an amount equal to the lesser of (a) the outstanding principal balance of the Note or (b) the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended or such greater amount as Lender shall reasonably require; and (z) earthquake insurance in amounts and in form and substance satisfactory to Lender, provided that the insurance pursuant to clauses (y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this Subsection 3.3(a)(i) except that the deductible on such insurance shall not be in excess of five percent (5%) of the appraised value of the Property, or such greater deductible as may generally be available from reputable insurers issuing such insurance and is in accordance with customary requirements of institutional lenders with respect to similar loans secured by deeds of trust on similar buildings in similar localities;

          (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the so-called "occurrence" form with a combined single limit of not less than $1,000,000.00; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all written and oral contracts; and (5) contractual liability covering the indemnities contained in Article 13 hereof to the extent the same is available;

          (iii) business income insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in Subsection 3.3(a)(i); (C) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of twelve (12) months from the date of the loss, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (D) in an amount equal to 100% of the projected gross income from the Property for a period of twelve (12) months. The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Property for the succeeding twelve (12) month period. All insurance proceeds payable to Lender pursuant to this Subsection 3.3(a)(iii) shall be held by Lender and shall be applied to the obligations secured hereunder from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note except to the extent such amounts are actually paid out of the proceeds of such business income insurance;

          (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Subsection 3.3(a)(i) written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Subsection 3.3(a)(i), (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

          (v) workers' compensation, subject to the statutory limits of the state in which the Property is located, and employer's liability insurance with a limit of at least $1,000,000.00 per accident and per disease per employee, and $1,000,000.00 for disease aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operation (if applicable);

          (vi) comprehensive boiler and machinery insurance with respect to the Property, if applicable, in amounts as shall be reasonably required by Lender on terms consistent with the commercial general liability insurance policy required under Subsection 3.3(a)(ii);

          (vii) umbrella liability insurance in an amount not less than $25,000,000.00 per occurrence on terms consistent with the commercial general liability insurance policy required under Subsection 3.3(a)(ii);

          (viii) motor vehicle liability coverage for all owned and non-owned vehicles used in the operation of the Property, including rented and leased vehicles containing minimum limits per occurrence of $1,000,000.00; and

          (ix) such other insurance and in such amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located.

     (b) All insurance provided for in Subsection 3.3(a) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), and shall be subject to the approval of Lender as to insurance companies, amounts, forms, deductibles, loss payees and insureds. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the state in which the Property is located and approved by Lender. The insurance companies must have an investment grade rating for claims paying ability assigned by Moody's Investors Service, Inc. and Standard & Poor's Corporation and/or an A.M. Best Rating of A:IX or better for claims paying ability (each such insurer shall be referred to below as a "Qualified Insurer"). The Policies described in Subsections 3.3(a)(i),
(iii), (iv)(B) and (vi) shall designate Lender as loss payee. Not less than fifteen (15) days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to Subsection 3.3(a), certificates of insurance marked "premium paid" or accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "Insurance Premiums"), shall be delivered by Borrower to Lender; provided, however, that if an insurer permits payment of the Insurance Premium on a Policy in installments, Borrower may elect to pay in installments, in which event Borrower will timely pay each such installment when due and will deliver to Lender, not more than thirty (30) days after payment of the first such installment, a copy of the insurer's written acknowledgement of receipt of payment of such installment together with a schedule of all installment amounts and due dates.

     (c) In the event Borrower obtains an umbrella or a blanket Policy, Borrower shall notify Lender of the same and shall cause certified copies of each Policy to be delivered as required in Subsection 3.3(a). Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Subsection 3.3(a).

     (d) All Policies of insurance provided for or contemplated by Subsection 3.3(a), except for the Policy referenced in Subsection (a)(v), shall name Lender and Borrower as the insured or additional insured, as their respective interests may appear, and in the case of property damage, boiler and machinery, flood and earthquake insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder as and to the extent set forth in Section 4.4 hereof shall be payable to Lender.

     (e) All Policies of insurance provided for in Subsection 3.3(a) shall contain clauses or endorsements to the effect that:

         (i) no act or negligence of Borrower, or anyone acting for Borrower, or of any tenant under any Lease or other occupant, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

         (ii) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or canceled without at least thirty (30) days' written notice to Lender and any other party named therein as an insured;

         (iii) each Policy shall provide that the issuers thereof shall give written notice to Lender if the Policy has not been renewed fifteen (15) days prior to its expiration; and

         (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

     (f) Borrower shall furnish to Lender, on or before thirty (30) days after the close of each of Borrower's fiscal years, a statement certified by Borrower or a duly authorized officer of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance.

     (g) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower, to take such action as Lender deems necessary to protect its interest in the Property, including the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate, and all expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by this Security Instrument and shall bear interest in accordance with Section 10.3 hereof.

     (h) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, and if in part, the cost of restoration is estimated to exceed $50,000, Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be reasonably approved by Lender (the "Restoration") and otherwise in accordance with Section
4.4 of this Security Instrument. Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance. Lender may, but shall not be obligated to make proof of loss if not made promptly by Borrower;

     (i) In the event of foreclosure of this Security Instrument, or other transfer of title to the Property in extinguishment in whole or in part of the Debt, all right, title and interest of Borrower in and to such policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title.

     Section 3.4  Payment of Taxes, etc.  Borrower shall promptly pay all
                  ---------------------
taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Taxes"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other Charges"), and all charges for utility services provided to the Property as same become due and payable, in each case to the extent payable by Borrower directly. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges and such utility service charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property (other than a
Permitted Encumbrance).   After prior notice to Lender, in the case of any
material item, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no Event of Default exists under this Security Instrument or the Credit Agreement, (ii) Borrower is permitted to do so under the provisions of the Ground Lease, if applicable, (iii) such proceeding shall suspend the collection of the Taxes from Borrower and from the Property, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower or the Property is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost as a result of such proceeding, (vi) Borrower shall have set aside adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, and (vii) Borrower shall have furnished such security as may be required in the proceeding to insure the payment of any such Taxes, together with all interest and penalties thereon.

     Section 3.5  Escrow Fund.  If an Event of Default (hereinafter defined)
                  -----------
shall have occurred and be continuing, at the option of Lender, evidenced by a written notice thereof to Borrower, Borrower shall thereafter pay to Lender on the first day of each calendar month (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months and (b) one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts in (a) and (b) above shall be called the "Escrow Fund"). So long as the Escrow Fund is in effect, Borrower agrees to notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes and Insurance Premiums of which it has obtained knowledge and authorizes Lender or its agent to obtain the bills for Taxes and Other Charges directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal, or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. So long as the Escrow Fund is in effect, Lender will apply the Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Sections 3.3 and 3.4 hereof, and if the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections 3.3 and 3.4 hereof, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrow Fund. If the Escrow Fund is not sufficient to pay the items set forth in clauses (a) and (b) of this Section 3.5 above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. The Escrow Fund shall not constitute a trust fund and may be commingled with other moneys held by Lender. No earnings or interest on the Escrow Fund shall be payable to Borrower.

     Section 3.6  Condemnation.  Borrower shall promptly give Lender notice of
                  ------------
the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings, and Borrower shall from time to time deliver to Lender all instruments reasonably requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced as a result of such condemnation or eminent domain proceeding until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. If the Property or any portion thereof is taken by a condemning authority, Borrower shall promptly commence and diligently prosecute the Restoration of the Property and otherwise comply with the provisions of Section 4.4 of this Security Instrument. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

     Section 3.7  Leases and Rents.  (a) Except as otherwise consented to by
                  ----------------
Lender, all Leases shall be written on the standard form of lease which shall have been approved by Lender. Borrower shall furnish Lender with executed copies of all Leases. In addition, all renewals of Leases and all proposed leases shall provide for rental rates and terms comparable to existing local market rates and terms and shall be arms-length transactions with bona fide, independent third-party tenants (except for approximately 8,000 square feet of space in the property located at 12348 High Bluff Drive, which is occupied by Borrower or its affiliate (the "Related Party Space")). All proposed leases and renewals of existing Leases other than Minor Leases (hereinafter defined) shall be subject to the prior approval of Lender and its counsel, at Borrower's expense. All Leases hereafter entered into shall provide that they are subordinate to this Security Instrument and that the lessee agrees to attorn to Lender, or the tenant shall execute a subordination, nondisturbance and attornment agreement satisfactory to Lender. Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to materially impair the value of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder; (iii) shall enforce in a commercially prudent manner all of the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed; (iv) shall not collect any of the Rents more than one (1) month in advance; (v) shall not execute any other assignment of the lessor's interest in the Leases or the Rents other than in favor of Lender; (vi) shall not alter, modify or change the material terms of the Leases in a material adverse manner without the prior written consent of Lender, or cancel or terminate the Leases except in accordance with their respective terms or accept a surrender thereof (except in the event of a default by the tenant under the Lease) or convey or transfer or suffer or permit a conveyance or transfer of the Land or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees thereunder; (vii) shall not alter, modify or change the terms of any guaranty, letter of credit or other credit support with respect to the Leases (the "Lease Guaranty") in a manner adverse to Lender's interests or cancel or terminate such Lease Guaranty except in accordance with its terms without the prior written consent of Lender; and
(viii) shall not consent to any assignment of or subletting under the Leases not in accordance with their terms, without the prior written consent of Lender.

     (b) Notwithstanding the provisions of Subsection (a) above, renewals of existing Leases and proposed Leases shall not be subject to the prior approval of Lender provided: (i) the renewal Lease or proposed lease covers less than 15,000 rentable square feet of space ("Minor Leases"), (ii) no rent credits, free rents or concessions have been granted under the renewal Lease or proposed lease in excess of then current market terms, (iii) the renewal Lease or proposed lease shall provide for rental rates and terms comparable to existing local market rates and terms, but in no event less than the previous lease for such space, and (iv) the renewal Lease or proposed lease shall be an arms-length transaction with a bona fide, independent third party tenant (except with respect to the Related Party Space). Borrower shall deliver to Lender copies of all Leases which are entered into pursuant to the preceding sentence together with Borrower's certification that it has satisfied all of the conditions of the preceding sentence within thirty (30) days after the execution of the Lease.

     (c) Upon and during the continuance of an Event of Default, to the extent permitted by law, Borrower shall promptly deposit with Lender any and all moneys actually received by Borrower representing security deposits under the Leases (the "Security Deposits"). Lender shall hold the Security Deposits (i) in accordance with the terms of the respective Lease, and shall only release the Security Deposits in order to return a tenant's Security Deposit to such tenant if such tenant is entitled to the return of the Security Deposit under the terms of the Lease and is not otherwise in default under the Lease, or (ii) to Borrower, if Borrower is entitled thereto pursuant to the provisions of the Lease. To the extent required by Applicable Laws (defined below), Lender shall hold the Security Deposits in an interest bearing account selected by Lender in its sole discretion.

     Section 3.8  Maintenance of Property.  Borrower shall cause the Property
                  -----------------------
to be maintained in a good and safe condition and repair, subject to ordinary wear and tear. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lender. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section 3.6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender, which consent shall not be unreasonably withheld or delayed.

     Section 3.9  Waste.  Borrower shall not commit or suffer any waste of the
                  -----
Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that could reasonably be expected to result in the invalidation or cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

     Section 3.10  Compliance With Laws.  (a) Borrower shall promptly comply
                   --------------------
with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting the Property, or the use thereof including the Americans with Disabilities Act ("ADA") (collectively, the "Applicable Laws"), to the extent provided in Section 6.1(a) of the Credit Agreement.

     (b) Borrower shall from time to time, upon Lender's request, provide Lender with evidence satisfactory to Lender that the Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws.

     (c) Notwithstanding any provisions set forth herein or in any document regarding Lender's approval of alterations of the Property, Borrower shall not alter the Property in any manner which would materially increase Borrower's responsibilities for compliance with Applicable Laws without the prior written approval of Lender. Lender's approval of the plans, specifications, or working drawings for alterations of the Property shall create no responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Laws. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of compliance with specific Applicable Laws from an independent architect, engineer, or other person acceptable to Lender.

     (d) Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

     (e) Borrower will take commercially reasonable measures to prevent, and will not engage in or knowingly permit, any illegal activities at the Property.

     Section 3.11  Books and Records.  Borrower and any Guarantors (defined in
                   -----------------
Subsection 10.1(e)) and Indemnitors (defined in Subsection 10.1(k)), if any, shall keep adequate books and records of account as provided in the Credit Agreement.

     Section 3.12  Payment For Labor and Materials.  Borrower will promptly pay
                   -------------------------------
when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (defined below).

     Section 3.13  Performance of Other Agreements.  Borrower shall observe and
                   -------------------------------
perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property, or given by Borrower to Lender for the purpose of further securing an obligation secured hereby and any amendments, modifications or changes thereto.

     Section 3.14  Change of Name, Identity or Structure.  Borrower will not
                   -------------------------------------
change Borrower's name, identity (including its trade name or names) or, if not an individual, Borrower's corporate, partnership or other structure without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower's structure, without first obtaining the prior written consent of Lender.

Borrower will execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

     Section 3.15  Existence.  Borrower will continuously maintain its
                   ---------
existence and its rights to do business in the state where the Property is located together with its franchises and trade names.

                         Article 4 - SPECIAL COVENANTS

     Borrower covenants and agrees that:

     Section 4.1  Property Use.  The Property shall be used only as commercial
                  ------------
buildings and for no other use without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion.

     Section 4.2  ERISA.  (a) Borrower shall not engage in any transaction
                  -----
which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and the Other Security Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Security Instrument, as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

         (A) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. (S) 2510.3-101(b)(2);

         (B) Less than 25 percent of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R.
(S) 2510.3-101(f)(2); or

         (C) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. (S) 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

     Section 4.3  Intentionally Deleted.
                  ---------------------

     Section 4.4  Restoration.  As used herein, an "Individual Premises" shall
                  -----------
mean each of (x) the Land conveyed pursuant to the Ground Lease and the Improvements now or hereafter erected or located thereon and (y) each parcel of Land described in Exhibit A and the Improvements now or hereafter erected or located thereon. The following provisions shall apply in connection with the Restoration of each Individual Premises:

     (a) If the Net Proceeds (as defined below) shall be less than $1,000,000.00 and the costs of completing the Restoration shall be less than $1,000,000.00, the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Subsection 4.4(b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Security Instrument.

     (b) If the Net Proceeds are equal to or greater than $1,000,000.00 or the costs of completing the Restoration is equal to or greater than $1,000,000.00 Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Subsection (b). The term "Net Proceeds" for purposes of this Section 4.4 shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Subsections 3.3(a) of this Security Instrument as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including reasonable counsel fees), if any, in collecting same ("Insurance Proceeds"), or (ii) the net amount of all awards and payments received by Lender with respect to a taking referenced in Section 3.6 of this Security Instrument, after deduction of its reasonable costs and expenses (including reasonable counsel fees), if any, in collecting same ("Condemnation Proceeds"), whichever the case may be.

         (i) The Net Proceeds shall be made available to Borrower for the Restoration provided that each of the following conditions are met:

                    (A) no Event of Default shall have occurred and be continuing under the Note, this Security Instrument or any of the Other Security Documents;

                    (B) Borrower shall commence the Restoration as soon as reasonably practicable (but in no event later than thirty (30) days after such damage or destruction or taking, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion;

                    (C) Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Subsection 3.3(a)(iii), if applicable, or (3) by other funds of Borrower;

                    (D) Lender shall be satisfied that, upon the completion of the Restoration, the Debt Service Coverage Ratio (as defined in the Credit Agreement) shall be at least 1.25 to 1.0, as determined by Lender in its sole and absolute discretion;

                    (E) Lender shall be satisfied that the Restoration will be completed on or before the earliest to occur of (1) twelve (12) months prior to the Maturity Date (as defined in the Credit Agreement), (2) twelve (12) months after the occurrence of such fire or other casualty or taking, whichever the case may be, or (3) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Individual Premises to the condition it was in immediately prior to such fire or other casualty or to as nearly as possible the condition it was in immediately prior to such taking, as applicable;

                    (F) the Individual Premises and the use thereof after the Restoration will be in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations;

                    (G) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including all applicable Environmental
Laws) defined below;

                    (H) such fire or other casualty or taking, as applicable, does not result in the loss of access to the Individual Premises, including the Improvements thereof; and

                    (I) no default shall have occurred and be continuing pursuant to the Ground Lease.

         (ii) The Net Proceeds not otherwise disbursed to Borrower in accordance herewith shall be held by Lender and, until disbursed in accordance with the provisions of this Subsection 4.4(b), shall constitute additional security for the Obligations. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of this Security Instrument.

         (iii) All plans and specifications required in connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "Casualty Consultant"). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration, including reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

         (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage. The term "Casualty
                         -----
Retainage" as used in this Subsection (b) shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until the Restoration has been completed. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Subsection (b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection (b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage, provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, and the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of this Security Instrument. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

         (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

         (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Subsection 4.4(b) shall constitute additional security for the Obligations.

         (vii) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Security Instrument or any of the Other Security Documents.

     (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Subsection 4.4(b)(vii) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion. If Lender shall receive and retain Net Proceeds, the lien of this Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.

     Section 4.5  The Ground Lease.  (a) Borrower shall (i) pay all rents,
                  ----------------
additional rents and other sums required to be paid by Borrower, as tenant under and pursuant to the provisions of the Ground Lease, (ii) diligently perform and observe all of the terms, covenants and conditions of the Ground Lease on the part of Borrower, as tenant thereunder, to be performed and observed, unless such performance or observance shall be waived or not required by the landlord under the Ground Lease ("Ground Lessor"), to the end that all things shall be done which are necessary to keep unimpaired the rights of Borrower, as tenant, under the Ground Lease, and (iii) promptly notify Lender of the giving of any notice by the Ground Lessor to Borrower of any of the terms, covenants or conditions of the Ground Lease on the part of Borrower, as tenant thereunder, to be performed or observed and deliver to Borrower a true copy of each such notice.

     (b) Borrower shall not, without the prior consent of Lender, surrender the leasehold estate created by the Ground Lease or terminate or cancel the Ground Lease or modify, change, supplement, alter or amend the Ground Lease, in any respect, either orally or in writing, and Borrower hereby assigns to Lender, as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Security Instrument, all of the rights, privileges and prerogatives of Borrower, as tenant under the Ground Lease, to surrender the leasehold estate created by the Ground Lease or to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, and any such surrender of the leasehold estate created by the Ground Lease without the prior consent of Lender shall be void and of no force and effect.

     (c) If Borrower shall default in the performance or observance of any term, covenant or condition of the Ground Lease on the part of Borrower, as tenant thereunder, to be performance or observed, then, without limiting the generality of the other provisions of this Security Instrument, and without waiving or releasing Borrower from any of its obligations hereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground Lease on the part of Borrower, as tenant thereunder, to be performed or observed to be promptly performed or observed on behalf of Borrower, to the end that the rights of Borrower in, to and under the Ground Lease shall be kept unimpaired and free from default. If Lender shall make any payment or perform any act or take action in accordance with the preceding sentence, Lender will notify Borrower of the making of any such payment, the performance of any such act, or taking of any such action. In any such event, subject to the rights of lessees, sublessees and other occupants under the Leases, Lender and any person designated by Lender shall have, and are hereby granted, the right to enter upon the Leased Land (such term being used herein as defined in the Credit Agreement) and at any time and from time to time for the purpose of taking any such action.

     (d) If Ground Lessor shall deliver to Lender a copy of any notice of default sent by Ground Lessor to Borrower, as tenant under the Ground Lease, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon.

     (e) Borrower shall, from time to time, use its best efforts to obtain from Ground Lessor such certificates of estoppel with respect to compliance by Borrower with the terms of the Ground Lease as may reasonably be requested by Lender in substantially the form delivered to Lender on or prior to the date hereof.

     (f) Borrower shall exercise each individual option, if any, to extend or renew the term of the Ground Lease upon demand by Lender made any time within one (1) year of the last day upon which any such option may be exercised, and Borrower hereby expressly authorizes and appoints Lender its attorney-in-fact to exercise any such option in the name of and upon behalf of Borrower, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

     (g) So long as any portion of the Debt shall remain unpaid, unless Lender shall otherwise consent, the fee title to the Land, and the leasehold estate therein created pursuant to the provisions of the Ground Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Borrower, or in any other person by purchase, option of law or otherwise. If Lender shall acquire the fee title to the Land and the leasehold estate therein created pursuant to the provisions of the Ground Lease, by foreclosure of this Secured Instrument or otherwise, such estates shall not merge as a result of such acquisition and shall remain separate and distinct for all purposes after such acquisition unless and until Lender shall elect to merge such estates.

     (h) To the extent permitted by law, the price payable by Borrower or any other person or entity in the exercise of any right of redemption following foreclosure of the Property demised pursuant to the Ground Lease shall include all rents paid and other sums advanced by Lender, together with interest thereon at the Default Rate, as ground lessee under the Ground Lease, on behalf of Borrower on account of such Property.

     (i) Upon acquisition of the fee title or any other estate, title or interest in the Leased Land, this Security Instrument shall, automatically and without the necessity of execution of any other documents, attach to and cover and be a lien upon such other estate so acquired, and such other estate shall be considered as mortgaged, assigned and conveyed to Lender and the lien hereof spread to cover such estate with the same force and effect as though specifically herein mortgaged, assigned and conveyed. Borrower shall execute such instruments as Lender may require to confirm any such spreads. The provisions of this subsection (i) shall not apply if Lender acquires title to the Leased Land unless Lender shall so elect.

     (j) Each Lease hereafter made for space in the improvements located on the Leased Property (each, a "Leased Property Space Lease") and each renewal of any existing Leased Property Space Lease shall provide that, (i) in the event of the termination of the Ground Lease, the Leased Property Space Lease shall not terminate or be terminable by the tenant thereunder; (ii) in the event of any action for the foreclosure of this Security Instrument, the Leased Property Space Lease shall not terminate or be terminable by the tenant thereunder by reason of the termination of the Ground Lease unless such tenant is specifically named and joined in any such action and unless a judgment is obtained therein against such tenant; and (iii) in the event that the Ground Lease is terminated as aforesaid, the tenant under the Leased Property Space Lease shall attorn to the tenant under the Ground Lease or to the purchaser at the sale of the Leased Property on such foreclosure, as the case may be.

     (k) Borrower hereby assigns, transfers and sets over to Lender all of Borrower's claims and rights to the payment of damages arising from any rejection by the Ground Lessor of the Ground Lease under the Bankruptcy Code. Borrower shall notify Lender promptly (and in any event within ten (10) days) of any claim, suit action or proceeding relating to the rejection of the Ground Lease. Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to file and prosecute, to the exclusion of Borrower during the continuance of an Event of Default, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the Ground Lessor under the Bankruptcy Code. Borrower may make any compromise or settlement in connection with such proceedings (subject to Lender's reasonable approval); provided, however, that Lender shall be authorized and entitled to compromise or settle any such proceeding if such compromise or settlement is made after the occurrence and during the continuance of an Event of Default. Borrower shall promptly execute and deliver to Lender any and all instruments reasonably required in connection with any such proceeding after request therefor by Lender. Except as set forth above, Borrower shall not adjust, compromise, settle or enter into any agreement with respect to such proceedings without the prior written consent of Lender.

     (l) Borrower shall not, without Lender's prior written consent, elect to treat the Ground Lease as terminated under Section 365(h)(l) of the Bankruptcy Code. Any such election made without Lender's prior written consent shall be void.

     (m) If pursuant to Section 365(h)(2) of the Bankruptcy Code, Borrower seeks to offset against the rent reserved in the Ground Lease the amount of any damages caused by the non-performance by the Ground Lessor of any of the Ground Lessor's obligations under the Ground Lease after the rejection by the Ground Lessor of the Ground Lease under the Bankruptcy Code, Borrower shall, prior to effecting such offset, notify Lender of its intention to do so, setting forth the amounts proposed to be so offset and the basis therefor. If Lender has failed to object as aforesaid within ten (10) days after notice from Borrower in accordance with the first sentence of this subsection (m), Borrower may proceed to effect such offset in the amounts set forth in Borrower's notice. Neither Lender's failure to object as aforesaid nor any objection or other communication between Lender and Borrower relating to such offset shall constitute an approval of any such offset by Lender. Borrower shall indemnify and save Lender harmless from and against any and all claims, demands, actions, suits, proceedings, damages, losses, costs and expenses of every nature whatsoever (including reasonable attorneys' fees and disbursements) arising from or relating to any such offset by Borrower against the rent reserved in the Ground Lease, other than to the extent arising from Lender's gross negligence or willful misconduct.

     (n) If any action, proceeding, motion or notice shall be commenced or filed in respect of Borrower or, after the occurrence and during the continuance of an Event of Default, the Property in connection with any case under the Bankruptcy Code, Lender shall have the option, to the exclusion of Borrower, exercisable upon notice from Lender to Borrower, to conduct and control any such litigation with respect to the Ground Lease with counsel of Lender's choice. Lender may proceed in its own name or in the name of Borrower in connection with any such litigation, and Borrower agrees to execute any and all powers, authorizations, consents and other documents required by Lender in connection therewith. Borrower shall pay to Lender all costs and expenses (including reasonable attorneys' fees and disbursements) paid or incurred by Lender in connection with the prosecution or conduct of any such proceedings within ten (10) days after notice from Lender setting forth such costs and expenses in reasonable detail. Any such costs or expenses not paid by Borrower as aforesaid shall be secured by the lien of this Security Instrument, shall be added to the principal amount of the Debt and shall bear interest at the Default Interest Rate. Borrower shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Ground Lease in any such case under the Bankruptcy Code without the prior written consent of Lender.

     (o) Borrower shall immediately, after obtaining knowledge thereof, notify Lender of any filing by or against the Ground Lessor of a petition under the Bankruptcy Code. Borrower shall thereafter forthwith give written notice of such filing to Lender, setting forth any information available to Borrower as to the date of such filing, the court in which such petition was filed, and the relief sought therein. Borrower shall promptly deliver to Lender following receipt any and all notices, summonses, pleadings, applications and other documents received by Borrower in connection with any such petition and any proceedings relating thereto.

     (p) If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as the tenant under the Ground Lease, shall determine to reject the Ground

Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Ground Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such 10-day period a notice stating that (i) Lender demands that Borrower assume and assign the Ground Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Ground Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Ground Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

     (q) Effective upon the entry of an order for relief in respect of Borrower under the Bankruptcy Code, Borrower hereby assigns and transfers to Lender a non-exclusive right to apply to the Bankruptcy Code under Section 365(d)(4) of the Bankruptcy Code for an order extending the period during which the Ground Lease may be rejected or assumed.

                  Article 5 - REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants to Lender that:

     Section 5.1  Warranty of Title.  Borrower warrants the title to the Land,
                  -----------------
the Improvements, the Personal Property and the Ground Lease, subject to Permitted Encumbrances.

     Section 5.2  Authority.  Borrower (and the undersigned representative of
                  ---------
Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

     Section 5.3  Legal Status and Authority.  Borrower (a) is duly organized,
                  --------------------------
validly existing and in good standing under the laws of its state of organization; (b) is duly qualified to transact business and is in good standing in the State where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to be conducted. Borrower now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Borrower under the Note, this Security Instrument and the Other Security Documents.

     Section 5.4  Validity of Documents.  (a) The execution, delivery and
                  ---------------------
performance of the Note, this Security Instrument and the Other Security Documents and the borrowing evidenced by the Note (i) are within the partnership power of Borrower; (ii) have been authorized by all requisite partnership action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the partnership agreement or other governing instruments of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this instrument and an Assignment of Leases and Rents being given contemporaneously herewith by Borrower to Lender in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby); and (b) the Note, this Security Instrument and the Other Security Documents constitute the legal, valid and binding obligations of Borrower.

     Section 5.5  Litigation.  There is no action, suit or proceeding,
                  ----------
judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of Borrower's knowledge, threatened or contemplated against, or affecting, Borrower, a Guarantor, if any, an Indemnitor, if any, or the Property that would be reasonably expected to have a Material Adverse Effect (said term being used herein as defined in the Credit Agreement) that has not been disclosed to Lender or is not adequately covered by insurance, as determined by Lender in its sole and absolute discretion.

     Section 5.6  Status of Property.  (a) To Borrower's knowledge, no portion
                  ------------------
of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section 3.3(a)(i)(y) hereof.

     (b) Borrower has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Property and the conduct of its business with respect to the Property and all required zoning, building code, land use, environmental and other similar permits or approvals relating to the foregoing, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

     (c) To the best of Borrower's knowledge, the Property and the present and contemplated use and occupancy thereof are in full compliance with all Applicable Laws, including zoning ordinances, building codes, land use and environmental laws, laws relating to the disabled (including the ADA) and other similar laws.

     (d) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

     (e) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

     (f) The Property is served by public water and sewer systems.

     (g) The Property is presently free from damage caused by fire or other casualty.

     (h) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements (i) have been paid in full, or have been bonded, or adequate reserves therefor have been established, or (ii) are not delinquent in payment.

     (i) Borrower has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants' property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby and the other Permitted Encumbrances.

     (j) All liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Applicable Laws.

     (k) All Improvements lie within the boundary of the Land.

     Section 5.7  No Foreign Person.  Borrower is not a "foreign person"
                  -----------------
within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

     Section 5.8  Separate Tax Lot.  The Property is assessed for real estate
                  ----------------
tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

     Section 5.9  ERISA Compliance.  (a) As of the date hereof and throughout
                  ----------------
the term of this Security Instrument, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

     (b) As of the date hereof and throughout the term of this Security Instrument (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

     Section 5.10  Leases.  (a) Borrower is the sole owner of the entire
                   ------
lessor's interest in the Leases; (b) the Leases are valid and enforceable in accordance with their terms; (c) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified rent roll delivered to and approved by Lender contemporaneously herewith; (d) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated;
(e) none of the Rents have been collected for more than one (1) month in advance; (f) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis, except as disclosed in the tenant estoppel letters delivered by Borrower to Lender on the date hereof; (g) there exist no offsets or defenses to the payment of any portion of the Rents; (h) no Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision; and (i) no person or entity has any possessory interest in, or right to occupy, the Property except under and pursuant to a Lease.

     Section 5.11  Financial Condition.  (a) Borrower is solvent, and no
                   -------------------
bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Borrower has been initiated, and (b) Borrower has received reasonably equivalent value for the granting of this Security Instrument.

     Section 5.12  Business Purposes.  The Loan is solely for the business
                   -----------------
purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

     Section 5.13  Taxes.  Borrower, any Guarantor and any Indemnitor have
                   -----
filed all federal, state, county, municipal, and city income and other tax returns relating to Taxes required to have been filed by them and have paid all Taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them, except such material items as are being contested in good faith, and with respect to which Borrower, Guarantor or Indemnitor, as the case may be, has advised Lender. Neither Borrower, any Guarantor nor any Indemnitor knows of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

     Section 5.14  Mailing Address.  Borrower's mailing address, as set forth
                   ---------------
in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

     Section 5.15  No Change in Facts or Circumstances.  All information
                   -----------------------------------
submitted by or on behalf of Borrower in all rent rolls, reports, certificates, financial statements and other documents submitted in connection with the Loan or in satisfaction of the terms thereof, are accurate, complete and correct in all material respects. There has been no adverse change in any condition, fact, circumstance or event that would make any such information materially inaccurate, incomplete or otherwise misleading.

     Section 5.16  Disclosure.  Borrower has disclosed to Lender all material
                   ----------
facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

     Section 5.17  Third Party Representations.  To the best of Borrower's
                   ---------------------------
knowledge, each of the representations and the warranties made by each Guarantor and Indemnitor herein or in any Other Security Document(s) is true and correct in all material respects.

     Section 5.18  Illegal Activity.  No portion of the Property has been or
                   ----------------
will be purchased with proceeds of any illegal activity.

                     Article 6 - OBLIGATIONS AND RELIANCES

     Section 6.1  Relationship of Borrower and Lender.  The relationship
                  -----------------------------------
between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument and the Other Security Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

     Section 6.2  No Reliance on Lender.  The Borrower is experienced in the
                  ---------------------
ownership and operation of properties similar to the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

     Section 6.3  No Lender Obligations.  (a) Notwithstanding the provisions of
                  ---------------------
Subsections 1.1(g) and 1.1(l) or Section 3.7, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

     (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the Other Security Documents, including any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

     Section 6.4  Reliance.  Borrower recognizes and acknowledges that in
                  --------
accepting the Note, this Security Instrument and the Other Security Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 5 and in the Credit Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that the warranties and representations are a material inducement to Lender in accepting the Note, this Security Instrument and the Other Security Documents; and that Lender would not be willing to make the Loan, this Security Instrument and the Other Security Documents and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 5 and in the Credit Agreement.

                        Article 7 - FURTHER ASSURANCES

     Section 7.1  Recording of Security Instrument, etc.   Borrower forthwith
                  -------------------------------------
upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the Other Security Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Other Security Documents, any note or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

     Section 7.2  Further Acts, etc.   Borrower will, at the cost of Borrower,
                  -----------------
and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower should Borrower fail to so execute and deliver, or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including such rights and remedies available to Lender pursuant to this
Section 7.2.

     Section 7.3  Changes in Tax, Debt, Credit and Documentary Stamp Laws.  (a)
                  -------------------------------------------------------
If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower shall assume the payment of such tax as an Obligation hereunder, to the extent permitted by law, and will pay the tax, with interest and penalties thereon, if any, in each case within thirty
(30) days of demand by Lender. If Lender is advised based upon an opinion of counsel chosen by it that the payment of tax by Borrower would be unlawful, or taxable to Lender in a material amount, or unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than ninety (90) days to declare the Debt immediately due and payable.

     (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

     (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the Other Security Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

     Section 7.4  Estoppel Certificates.  (a) After request by Lender,
                  ---------------------
Borrower, within ten (10) days (but no more frequently than semi-annually), shall furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note,
(iii) the then-current rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (v) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under the Note, the Security Instrument or the Ground Lease, (vi) that the Note and this Security Instrument are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (vii) whether any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof, (viii) that all Leases are in full force and effect and have not been modified (or if modified, setting forth all modifications), (ix) the date to which the Rents thereunder have been paid pursuant to the Leases, (x) whether or not, to the best knowledge of Borrower, any of the lessees under the Leases are in default under the Leases, and, if any of the lessees are in default, setting forth the specific nature of all such defaults, (xi) the amount of security deposits held by Borrower under each Lease and that such amounts are consistent with the amounts required under each Lease, and (xii) as to any other matters reasonably requested by Lender and reasonably related to the Leases, the obligations secured hereby, the Property or this Security Instrument.

     (b) Borrower shall use commercially reasonable efforts to deliver to Lender, promptly upon request, duly executed estoppel certificates from any one or more lessees as reasonably required by Lender attesting to such facts regarding the Lease as Lender may reasonably require, including attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease except as may be disclosed in said estoppel certificate.

     Section 7.5  Splitting of Security Instrument.  This Security Instrument
                  --------------------------------
and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of this Security Instrument, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

     Section 7.6  Replacement Documents.  Upon receipt of an affidavit of an
                  ---------------------
officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Other Security Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or Other Security Document, Borrower will issue, in lieu thereof, a replacement Note or Other Security Document, dated the date of such lost, stolen, destroyed or mutilated Note or Other Security Document in the same principal amount thereof and otherwise of like tenor.

                      Article 8 - DUE ON SALE/ENCUMBRANCE

     Section 8.1  Lender Reliance.  Borrower acknowledges that Lender has
                  ---------------
examined and relied on the experience of Borrower in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

     Section 8.2  No Sale/Encumbrance.  Borrower agrees that it shall not merge
                  -------------------
with or into, or consolidate with or into, or sell, convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or any portion of the Property, except as permitted by Section 7.1 of the Credit Agreement or Section 3.7 of this Deed of Trust. Borrower shall not, without the prior written consent of Lender, create, assume or permit to exist any encumbrance upon all or any portion of the Property except for Permitted Encumbrances.

     Section 8.3  Sale/Encumbrance Defined.  A sale, conveyance, mortgage,
                  ------------------------
encumbrance or transfer within the meaning of this Article 8 shall be deemed to include (a) an installment sales agreement wherein Borrower agrees to sell the Property or any substantial part thereof for a price to be paid in installments;
(b) an agreement by Borrower leasing all or a substantial part of the

Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) the change, removal or resignation of the general partner of Borrower, or the transfer or pledge of the partnership interest of the general partner to less than 50% of all partnership interests of Borrower.

     Section 8.4  Lender's Rights.  Lender reserves the right to condition the
                  ---------------
consent required under Section 8.2 of this Security Instrument to a modification of the terms hereof and on assumption of the Note, the Credit Agreement, this Security Instrument and the Other Security Documents as so modified by the proposed transferee, payment of a transfer fee and all of Lender's expenses incurred in connection with such transfer, the proposed transferee's continued compliance with the covenants set forth in Sections 4.2 hereof, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, encumbrance or transfer of the Property in violation of the Loan Documents. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, encumbrance or transfer of the Property.

                            Article 9 - PREPAYMENT

     Section 9.1  Prepayment Before Event of Default.  The Debt may be prepaid
                  ----------------------------------
only in strict accordance with the express terms and conditions of the Credit Agreement, including the payment of any prepayment consideration as may be set forth therein.

     Section 9.2  Prepayment on Casualty and Condemnation.  Provided no Event
                  ---------------------------------------
of Default exists and is continuing under the Note, this Security Instrument or the Other Security Documents, in the event of any prepayment of the Debt pursuant to the terms of Section 4.4 hereof, no prepayment premium shall be due in connection therewith, but Borrower shall be responsible for all other amounts due under the Note, this Security Instrument and the Other Security Documents.

     Section 9.3  Prepayment After Event of Default.  If a Default Prepayment
                  ---------------------------------
(defined below) occurs, Borrower shall pay to Lender the entire Debt, including the Prepayment Compensation (as defined in the Credit Agreement), if any, payable pursuant to the provisions of the Note and the Credit Agreement. For purposes of this Section 9.3, the term "Default Prepayment" shall mean a prepayment of the principal amount of the Note made after the occurrence and during the continuance of any Event of Default or an acceleration of the Maturity Date (as defined in the Note) under any circumstances, including a prepayment occurring in connection with reinstatement of this Security Instrument provided by statute under foreclosure proceedings or exercise of a power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure, any sale in foreclosure or under exercise of a power of sale or otherwise. Borrower agrees that if, at any time prior to the Maturity Date an Event of Default shall occur and be continuing, then a tender of payment by Borrower, or by anyone on behalf of Borrower, of the amount necessary to satisfy all sums due hereunder made at any time prior to judicial, public or private sale of the property encumbered by this Security Instrument or under any other instrument given as collateral security for the obligation evidenced by the Note shall constitute an evasion of the payment terms thereof and shall be deemed to be a voluntary prepayment hereunder, and any such payment, to the extent permitted by law, therefore must include the Prepayment Compensation, if any, required under the Credit Agreement. Borrower hereby expressly (a) waives any rights it may have under California Civil Code 2954.10 to prepay the Debt, in whole or in part, without penalty, upon acceleration of the maturity of the Debt, and (b) agrees that if a prepayment of any or all of the Debt is made, following any acceleration of the Maturity Date by the holder hereof on account of any transfer or disposition as prohibited or restricted by Section 8.2 of this Security Instrument, then Borrower shall be obligated to pay, concurrently therewith, as a prepayment fee, the applicable sum specified in this paragraph. By initialing this provision in the space provided below, the undersigned hereby declares that Borrower's agreement to make the Loan at the interest rate and for the term set forth in the Credit Agreement constitutes adequate consideration, given individual weight by the undersigned, for this waiver and agreement.

                                                           INITIALS: ___________

                             Article 10 - DEFAULT

     Section 10.1  Events of Default.  The occurrence of any one or more of the
                   -----------------
following events shall constitute an "Event of Default":

     (a) if any portion of the Debt is not paid prior to the third (3rd) Business Day after the same is due or if the entire Debt is not paid on or before the Maturity Date;

     (b) if any of the Taxes or Other Charges is not paid when the same is due and payable except to the extent such Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument;

     (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender upon request or Borrower has not delivered evidence of the renewal of the Policies fifteen (15) days prior to their expiration as provided in Section 3.3(b);

     (d) if Borrower violates or does not comply with any of the provisions of Sections 3.7 or Article 8;

     (e) if any representation or warranty of Borrower, Indemnitor or any person guaranteeing payment of the Debt or any portion thereof or performance by Borrower of any of the terms of this Security Instrument (a "Guarantor"), or any general partner, principal or beneficial owner of any of the foregoing, made herein or in the Environmental Indemnity (defined below) or any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

     (f) if an Event of Default shall occur under Section 9.1(g) of the Credit Agreement;

     (g) if Borrower shall be in default beyond any applicable grace period under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to this Security Instrument;

     (h) if the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for Taxes not then due and payable, and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of forty-five (45) days;

     (i) if any federal tax lien is filed against the Property and same is not discharged of record (by payment, bonding or otherwise) for a period of forty-five (45) days;

     (j) if (i) Borrower fails to timely provide Lender with the written certification and evidence referred to in Section 4.2(b) hereof, or (ii) Borrower consummates a transaction which would cause this Security Instrument or Lender's exercise of its rights under this Security Instrument, the Note or the Other Security Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans, subjecting Lender to liability for a violation of ERISA or a state statute;

     (k) if Borrower shall default beyond any applicable grace period in the observance or performance of any term, covenant or condition of the Ground Lease on the part of Borrower, as tenant thereunder, to be observed or performed, unless any such observance or performance shall have been waived or not required by the landlord under the Ground Lease, or if any one or more of the events referred to in the Ground Lease shall occur which would cause the Ground Lease to terminate without notice or action by the landlord thereunder or which would entitle the landlord under the Ground Lease to terminate the Ground Lease and the term thereof by giving notice to Borrower, as tenant thereunder, or if the leasehold estate created by the Ground Lease shall be surrendered or the Ground Lease shall be terminated or canceled for any reason or under any circumstance whatsoever, or if any of the terms, covenants or conditions of the Ground Lease shall in any manner be modified, changed, supplemented, altered or amended in any material manner or in any manner adverse to Lender without the consent of Lender;

     (l) if any default occurs under that certain environmental indemnity agreement dated the date hereof given by Borrower and Kilroy Realty Corporation ("Indemnitor") to Lender (the "Environmental Indemnity") and such default continues after the expiration of applicable notice and grace periods, if any;

     (m) if any default occurs under any guaranty or indemnity executed in connection herewith and such default continues after the expiration of applicable grace periods, if any; or

     (n) if Borrower shall continue to be in default beyond the expiration of any applicable grace periods under any other term, covenant or condition of the Note, the Credit Agreement, this Security Instrument or the Other Security Documents.

     Section 10.2  Late Payment Charge.  If any monthly installment of
                   -------------------
principal and interest is not paid on or before the third (3rd) Business Day after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid portion of the outstanding monthly installment of principal and interest then due or the maximum amount permitted by applicable law, to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, and such amount shall be secured by this Security Instrument and the Other Security Documents.

     Section 10.3  Default Interest.  Borrower does hereby agree that Lender
                   ----------------
shall be entitled to receive interest on the entire principal amount of the Note at the "Default Rate" (as defined in the Credit Agreement) as provided in
Section 4.3(b) of the Credit Agreement, or the maximum interest rate that Borrower may by law pay, whichever is lower. Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by this Security Instrument. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

                       Article 11 - RIGHTS AND REMEDIES

     Section 11.1  Remedies.  Upon the occurrence and during the continuance of
                   --------
any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

     (a) declare the entire unpaid Debt to be immediately due and payable;

     (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

     (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

     (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

     (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or in the Other Security Documents;

     (f) subject to the provisions of Section 15.1 of this Security Instrument, recover judgment on the Note and the Credit Agreement either before, during or after any proceedings for the enforcement of this Security Instrument or the Other Security Documents;

     (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any Guarantor, Indemnitor or of any person, firm or other entity liable for the payment of the Debt;

     (h) subject to any applicable law, the license granted to Borrower under
Section 1.2 shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

     (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Borrower;

     (j) apply any sums then deposited in the Escrow Fund and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Security Document to the payment of the following items in any order in its uncontrolled discretion:

         (i)    Taxes and Other Charges;

         (ii)   Insurance Premiums;

         (iii)  Interest on the unpaid principal balance of the Note;

         (iv) All other sums payable pursuant to the Note, this Security Instrument and the Other Security Documents, including advances made by Lender pursuant to the terms of this Security Instrument;

     (k) surrender the Policies maintained pursuant to Article 3 hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;

     (l)  pursue such other remedies as Lender may have under applicable law; or

     (m) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section 11.1 to the contrary, if any Event of Default as described in clauses (i) or (ii) of Subsection 9.1(g) of the Credit Agreement shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

     Section 11.2  Application of Proceeds.  The purchase money, proceeds and
                   -----------------------
avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the Other Security Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

     Section 11.3  Right to Cure Defaults.  Upon the occurrence and during the
                   ----------------------
continuance of any Event of Default or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 11.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

     Section 11.4  Actions and Proceedings.  Lender has the right to appear in
                   -----------------------
and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

     Section 11.5  Recovery of Sums Required To Be Paid.  Lender shall have the
                   ------------------------------------
right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

     Section 11.6  Examination of Books and Records.  Lender, its agents,
                   --------------------------------
accountants and attorneys shall have the right as provided in the Credit Agreement to examine the records, books, management and other papers of Borrower and its affiliates or of any Guarantor or Indemnitor, and to make copies and extracts from the foregoing records and other papers, and to examine and audit the books and records of Borrower and its affiliates or of any Guarantor or Indemnitor pertaining to the income, expenses and operation of the Property. This Section 11.6 shall apply throughout the term of the Loan and without regard to whether an Event of Default has occurred or is continuing.

     Section 11.7  Other Rights, etc.  (a) The failure of Lender to insist upon
                   -----------------
strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower, any Guarantor or any Indemnitor to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the Other Security Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents.

     (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

     (c) Upon the occurrence of an Event of Default, Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     Section 11.8  Right to Release Any Portion of the Property.  Lender may
                   --------------------------------------------
release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

     Section 11.9  Recourse and Choice of Remedies.  Notwithstanding any other
                   -------------------------------
provision of this Security Instrument, including Article 15 hereof, Lender and other Indemnified Parties (defined in Section 13.1 below) are entitled to enforce the obligations of Borrower, Guarantor and Indemnitor contained in Sections 13.2,13.3 and 13.4 without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower, Guarantor and Indemnitor. The provisions of Sections 13.2, 13.3, 13.4, 15.3 and 15.4 are exceptions to any non-recourse or exculpation provisions in the Note, this Security Instrument or the Other Security Documents, and Borrower, Guarantor and Indemnitor are fully and personally liable for the obligations to the extent provided pursuant to Sections 13.2, 13.3, 13.4, 15.3 and 15.4. The liability of Borrower, Guarantor and Indemnitor are not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing pursuant to this Security Instrument or exercising any other rights and remedies pursuant to the Note, this Security Instrument and the Other Security Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower, whether or not action is brought against any other person or entity or whether or not any other person or entity is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in
Article 12 or Section 13.4.

     Section 11.10  Right of Entry.  Lender and its agents shall have the right
                    --------------
to enter and inspect the Property at all reasonable times, upon reasonable prior notice except (i) in the event of an emergency, and (ii) if an Event of Default has occurred and is continuing.

                      Article 12 - ENVIRONMENTAL HAZARDS

     Section 12.1  Environmental Representations and Warranties.  To Borrower's
                   --------------------------------------------
knowledge: (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws (defined below) and with permits issued pursuant thereto and (ii) fully disclosed to Lender in writing pursuant to the written reports resulting from the environmental assessments of the Property delivered to Lender (collectively, the "Environmental Report"); (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Property except as described in the Environmental Report;
(c) there is no threat of any Release of Hazardous Substances migrating to the Property except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report; (e) Borrower does not know of, and has not received, any written or oral notice or other communication from any person or entity (including a governmental entity) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing that has not otherwise been disclosed to Lender; and (f) Borrower has truthfully and fully provided to Lender, in writing, any and all material information relating to conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property, that is not otherwise set forth in the Environmental Report.

     "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger of Hazardous Substances to human health or the environment. "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including, but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act, Sections 25115, 25117, 25122.7, 25140, 25249.8, 25281, 25501 and 25316 of the California Health and Safety Code,
Section 2782.6(d) of the California Civil Code and Title 22 of the California Code of Regulations. "Environmental Law" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the property; and requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in property.

     "Hazardous Substances" include but are not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives.

     "Release" of any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

     "Remediation" includes but is not limited to any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in Article 12.

     Section 12.2  Environmental Covenants.  Borrower covenants and agrees
                   -----------------------
that: (a) all uses and operations on or of the Property, whether by Borrower or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto (if necessary pursuant to Environmental
Laws); (b) there shall be no Releases of Hazardous Substances in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) used in the ordinary course of the respective tenant's business or otherwise fully disclosed to Lender in writing; (d) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person or entity (the "Environmental Liens"); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 12.3 below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (ii) comply with any Environmental Law; (iii) comply with any directive from any governmental authority; and (iv) take any other reasonable action with respect to the Property necessary or appropriate for protection of human health or the environment; (h) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Borrower shall immediately notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any notice or other communication which Borrower receives from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Article 12.

     Section 12.3  Lender's Rights.  Lender and any other person or entity
                   ---------------
designated by Lender, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times upon reasonable prior notice to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender.

                         Article 13 - INDEMNIFICATION

     Section 13.1  General Indemnification.  Borrower shall, at its sole cost
                   -----------------------
and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including reasonable attorneys' fees and other costs of defense) (the "Losses") as provided, and subject to the limitations contained, in Section 12.8 of the Credit Agreement. For purposes of this Article 13, the term "Indemnified Parties" means Lender, the Banks and any person or entity who is or will have been involved in the origination of the Loan, any person or entity who is or will have been involved in the servicing of the Loan, any person or entity in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

     Section 13.2  Mortgage and/or Intangible Tax.  Borrower shall, at its sole
                   ------------------------------
cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the Other Security Documents.

     Section 13.3  ERISA Indemnification.  Borrower shall, at its sole cost and
                   ---------------------
expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.2 or 5.9 hereof.

     Section 13.4  Environmental Indemnification.  Borrower shall, at its sole
                   -----------------------------
cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses and costs of Remediation (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Substances in, on, above, or under the Property; (b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; (c) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located in, under, on or above the Property; (d) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including any removal, remedial or corrective action; (e) any past or present non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including any failure by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property to comply with any order of any governmental authority in connection with any Environmental Laws; (f) the imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in Article 12 and this Section 13.4; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Property, including costs to investigate and assess such injury, destruction or loss; (i) any acts of Borrower or other users of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances owned or possessed by such Borrower or other users, at any facility or incineration vessel owned or operated by another person or entity and containing such or any similar Hazardous Substance; (j) any acts of Borrower or other users of the Property, in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites selected by Borrower or such other users, from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property; and (l) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to Article 12. This indemnity shall survive any termination, satisfaction or foreclosure of this Security Instrument. Notwithstanding the foregoing, however, the indemnity under this Section 13.4 shall not apply for Losses and costs of Remediation, the underlying causes of which (i) did not directly or indirectly result from the acts or omissions of Borrower and (ii) arose after Borrower has been divested of title to the relevant Individual Property by reason of foreclosure, deed in lieu of foreclosure, or assignment of lease in lieu of foreclosure.

     Section 13.5  Duty to Defend; Attorneys' Fees and Other Fees and Expenses.
                   -----------------------------------------------------------
Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, upon and during the continuance of an Event of Default, their attorneys shall control the resolution of claim or proceeding. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

                             Article 14 - WAIVERS

     Section 14.1  Waiver of Counterclaim.  Borrower hereby waives the right to
                   ----------------------
assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents, or the Obligations.

     Section 14.2  Marshalling and Other Matters.  Borrower hereby waives, to
                   -----------------------------
the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

     Section 14.3  Waiver of Notice.  Borrower shall not be entitled to any
                   ----------------
notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument or any other Loan Document specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument or any other Loan Document does not specifically and expressly provide for the giving of notice by Lender to Borrower.

     Section 14.4  Waiver of Statute of Limitations.  Borrower hereby expressly
                   --------------------------------
waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

     Section 14.5  Sole Discretion of Lender.  Wherever pursuant to this
                   -------------------------
Security Instrument (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     Section 14.6  Survival.  The indemnifications made pursuant to Sections
                   --------
13.2, 13.3 and 13.4 and the representations and warranties, covenants, and other obligations arising under Article 12, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument; any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee); any exercise of Lender's rights and remedies pursuant hereto including foreclosure or acceptance of a deed in lieu of foreclosure; any exercise of any rights and remedies pursuant to the Note, the Credit Agreement or any of the Other Security Documents; any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time); any amendment to this Security Instrument, the Note, the Credit Agreement or the Other Security Documents; and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

     SECTION 14.7  WAIVER OF TRIAL BY JURY.   BORROWER HEREBY WAIVES, TO THE
                   -----------------------
FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE NOTE, THE CREDIT AGREEMENT, THIS SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                           Article 15 - EXCULPATION

     Section 15.1  Exculpation. Except as otherwise provided, Lender shall not
                   -----------
enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note or this Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Security Instrument, the Other Security Documents, and the interest in the Property, the Rents and any other collateral given to Lender created by this Security Instrument and the Other Security Documents; provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting the Note and this Security Instrument, agrees that it shall not, except as otherwise provided in
Section 15.3 or Section 15.4, sue for, seek or demand any deficiency judgment against Borrower in any action or proceeding, under or by reason of or under or in connection with the Note, the Other Security Documents or this Security Instrument.

     Section 15.2  Reservation of Certain Rights. The provisions of Section 15.1
                   -----------------------------
shall not (a) constitute a waiver, release or impairment of any obligation evidenced or secured by the Note, the Other Security Documents or this Security Instrument; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under this Security Instrument; (c) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with the Note, this Security Instrument, or the Other Security Documents; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; (f) impair the right of Lender to obtain a deficiency judgment or judgment on the Note against Borrower if necessary to obtain any insurance proceeds or condemnation awards to which Lender would be otherwise entitled under this Security Instrument, provided, however, Lender shall only enforce such judgment against the insurance proceeds and/or condemnation awards; or (g) impair the right of Lender to enforce the provisions of Sections 11.9, 13.1, 13.2, 13.3 and 13.4 of this Security Instrument.

     Section 15.3  Exceptions to Exculpation. Notwithstanding the provisions of
                   -------------------------
this Article 15 to the contrary, Borrower shall be personally liable to Lender for the Losses it incurs due to: (i) fraud or intentional misrepresentation by Borrower, Guarantor or any other person or entity affiliated with either Borrower or Guarantor in connection with the execution and the delivery of the Note, this Security Instrument, the Credit Agreement or the Other Security Documents; (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence and during the continuance of an Event of Default; (iii) Borrower's misappropriation of tenant security deposits or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards; (v) Borrower's failure to pay Taxes or Insurance Premiums except in accordance with the terms and provisions of the Loan Documents; (vi) Borrower's failure to carry the insurance coverages required pursuant to Section 3.3(a) of this Security Instrument; or (vii) Borrower's failure to comply with the provisions of Sections 3.9, 12.1 or 12.2 of this Security Instrument.

     Section 15.4  Recourse. Notwithstanding the foregoing, the agreement of
                   --------
Lender not to pursue recourse liability as set forth in Section 15.1 above SHALL BECOME NULL AND VOID and shall be of no further force and effect if Borrower shall contest any judicial or non-judicial enforcement action by Lender for the sole purpose of delaying Lender's realization on its collateral for the Loan.

     Section 15.5  Bankruptcy Claims. Nothing herein shall be deemed to be a
                   -----------------
waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt secured by this Security Instrument or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Note, this Security Instrument and the Other Security Documents.

                             Article 16 - NOTICES

     Section 16.1  Notices. All notices or other written communications
                   -------
hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

  If to Borrower:        Kilroy Realty, L.P.
                         2250 East Imperial Highway
                         El Segundo, California 90245
                         Attention: Mr. Tyler Rose, Treasurer
                         Facsimile No.: (310) 322-5981

  With a copy to:        Latham & Watkins
                         633 West Fifth Street, Suite 4000
                         Los Angeles, California 90071
                         Attention: Jennifer Upham Saunders, Esq.
                         Facsimile No.: (213) 891-8763

  If to Lender:          Commerzbank Aktiengesellschaft, New York Branch
                         2 World Financial Center
                         New York, New York 10251-1050
                         Attention: David Schwarz
                         Facsimile No. (212) 266-7632

  With a copy to:        Robinson Silverman Pearce Aronsohn & Berman LLP
                         1290 Avenue of the Americas
                         New York, New York 10104
                         Attention: Michael B. Levy, Esq.
                         Facsimile No. (212) 541-4630

or addressed as such party may from time to time designate by written notice to the other parties.

     Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

     For purposes of this Subsection 16.1, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

                        Article 17 - SERVICE OF PROCESS

     Section 17.1  Consent to Service.  Borrower irrevocably consents to
                   ------------------
service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

     Section 17.2  Submission to Jurisdiction. With respect to any claim or
                   --------------------------
action arising hereunder or under the Note or the Other Security Documents, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the State where the Property is located and the United States District Court located in the Borough of Manhattan in New York, New York and the county in which the Property is located, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Security Instrument brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     Section 17.3  Jurisdiction Not Exclusive.  Nothing in this Security
                   --------------------------
Instrument will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.

                          Article 18 - APPLICABLE LAW

     Section 18.1  Choice of Law.  This Security Instrument shall be governed,
                   -------------
construed, applied and enforced in accordance with the laws of the state in which the Property is located and the applicable laws of the United States of America.

     Section 18.2  Usury Laws.  This Security Instrument and the Note are
                   ----------
subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

     Section 18.3  Provisions Subject to Applicable Law. All rights, powers and
                   ------------------------------------
remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

                      Article 19 - Intentionally Deleted

                              Article 20 - COSTS

     Section 20.1  Performance at Borrower's Expense. Borrower acknowledges and
                   ---------------------------------
confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of its loans, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an "Event"). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, whether required by law, regulation, Lender or any governmental or quasi-governmental authority. Borrower hereby acknowledges and agrees to pay, upon demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event or otherwise. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include all reasonable legal fees and disbursements of Lender, whether of retained firms, the reimbursement for the expenses of in-house staff or otherwise.

     Section 20.2  Attorney's Fees for Enforcement. (a) Borrower shall pay all
                   -------------------------------
reasonable legal fees incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and the Other Security Documents and (ii) the items set forth in Section 20.1 above, and (b) Borrower shall pay to Lender on demand any and all expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by Lender in protecting its interest in the Property or Personal Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property or Personal Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower.

                           Article 21 - DEFINITIONS

     Section 21.1  General Definitions. Unless the context clearly indicates a
                   -------------------
contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees", "legal fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder. The terms "including," "include" and similar terms shall be construed as if followed by the phrase "without being limited to."

                     Article 22 - MISCELLANEOUS PROVISIONS

     Section 22.1  No Oral Change. This Security Instrument, and any provisions
                   --------------
hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     Section 22.2  Liability. If Borrower consists of more than one person, the
                   ---------
obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

     Section 22.3  Inapplicable Provisions. If any term, covenant or condition
                   -----------------------
of the Note, the Credit Agreement or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note, the Credit Agreement and this Security Instrument shall be construed without such provision.

     Section 22.4  Headings, etc.  The headings and captions of various Sections
                   -------------
of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     Section 22.5  Duplicate Originals; Counterparts. This Security Instrument
                   ---------------------------------
may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     Section 22.6  Number and Gender. Whenever the context may require, any
                   -----------------
pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa

     Section 22.7  Subrogation. If any or all of the proceeds of the Note have
                   -----------
been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Note, the Credit Agreement and the Other Security Documents and the performance and discharge of the Other Obligations.

     Section 22.8  Entire Agreement. The Note, the Credit Agreement, this
                   ----------------
Security Instrument and the Other Security Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Credit Agreement, this Security Instrument and the Other Security Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Credit Agreement, this Security Instrument and the Other Security Documents.

     Section 22.9  Trustee. (a) Trustee, by its acceptance hereof, covenants
                   -------
faithfully to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms hereof.

     (b) Trustee, upon presentation to it of an affidavit signed by or on behalf of Lender, setting forth any fact or facts showing a default by Borrower under any of the terms or conditions of this Security Instrument, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act hereunder in complete reliance thereon.

     (c) Trustee may resign at any time upon giving thirty (30) days' notice in writing to Borrower and to Lender.

     (d) In the event of Trustee's death, removal, resignation, refusal to act, or inability to act or, in the sole discretion of Lender for any reason whatsoever, Lender may, at any time or from time to time without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor without conveyance from the predecessor trustee. Such substitute trustee shall not be required to give bond for the faithful performance of his duties unless required by Lender. Such substitute trustee shall be appointed by written instrument duly recorded in the county where the Premises are located, which appointment may be executed by any authorized agent of Lender and if Lender is a business trust or corporation, such appointment be executed on its behalf by any officer of such business trust or corporation, such appointment shall be conclusively presumed to have been executed with authority and shall be valid and sufficient without proof of any action by the Board of Trustees or Board of Directors or any superior officer of the business trust or corporation. Borrower hereby ratifies and confirms any and all acts which the herein-named trustee, or its successor or successors in this trust, shall do lawfully by virtue hereof. Borrower hereby agrees, on behalf of itself and of its heirs, executors, administrators and assigns, that the recitals contained in any deed or deeds executed in due form by Trustee or any substitute trustee, acting under the provisions of this Security Instrument, shall be prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds and the passing of title thereby.

     (e) At any time and from time to time, without liability therefor and without notice, upon written request of Lender, Trustee shall (i) consent in writing to the making of any map or plat of the Property, (ii) join in granting any easement thereon, (iii) join in any extension agreement or any agreement subordinating the lien or charge hereof, or (iv) upon presentation of this Security Instrument and the Note or notes secured hereby for endorsement, and without affecting the personal liability of any person for the payment of the Obligations or the effect of this Security Instrument upon the remainder of the Property, reconvey any part of the Property.

     (f)  The trust created hereby is irrevocable by Borrower.

       Article 23 - CERTAIN MATTERS RELATING TO THE STATE OF CALIFORNIA

Notwithstanding anything contained herein to the contrary:

     Section 23.1  Full Reconveyance. Upon written request of Lender stating
                   -----------------
that all sums secured hereby have been paid, upon surrender to Trustee of the Note and the original or a certified copy of this Security Instrument for cancellation and retention, and upon payment of its fees, Trustee shall fully reconvey, without warranty, the entire remaining Property then held hereunder. The recitals in such reconveyance of any matters of facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

     Section 23.2  Dwellings. No portion of the proceeds of the Loan shall be
                   ---------
used by Borrower to finance the purchase or construction of real property containing four (4) or fewer residential units or on which four (4) or fewer residential units are to be constructed. No portion of the Property is or will be a "dwelling" within the meaning of Section 10240.1 or Section 10240.2 of the California Business and Professions Code.

     Section 23.4  Indemnity; Expenses. Borrower will pay or reimburse Trustee
                   -------------------
and Lender for all reasonable attorneys' fees, costs and expenses incurred by either of them in any suit, action, legal proceeding or dispute of any kind in which either of them is made a party or appears as party plaintiff or defendant, affecting the Debt, this Security Instrument or the interest created herein, or the Property, or any appeal thereof, including activities related to enforcement of the remedies of Lender, activities related to protection of Lender's collateral, any foreclosure action or exercise of the power of sale, any condemnation action involving the Property or any action to protect the security hereof, any bankruptcy or other insolvency proceeding commenced by or against Borrower, and any such amounts paid or incurred by Trustee or Lender shall be added to the Debt and shall be secured by this Security Instrument. The agreements of this subsection shall expressly survive in perpetuity satisfaction of this Security Instrument and repayment of the Debt, any release, reconveyance, discharge of foreclosure of this Security Instrument, conveyance by deed in lieu of foreclosure, sale, and any subsequent transfer by trustee's conveyance of the Property.

     Section 23.5  Supplemental Environmental Provisions. In the event that any
                   -------------------------------------
portion of the Property is determined to be "environmentally impaired" (as "environmentally impaired" is defined in California Code of Civil Procedure
Section 726.5(e)(3)) or to be an "affected parcel" (as "affected parcel" is defined in California Code of Civil Procedure Section 726.5(e)(1)), then, without otherwise limiting or in any way affecting Lender's or Trustee's rights and remedies under this Security Instrument, Lender may elect to exercise its right under California Code of Civil Procedure Section 726.5(a) to (i) waive its lien on such environmentally impaired or affected portion of the Property, and
(ii) exercise the rights and remedies of an unsecured creditor, including reduction of its claim against Borrower to judgment and any other rights and remedies permitted by law. For purposes of determining Lender's right to proceed as an unsecured creditor under California Code of Civil Procedure Section 726.5(a), Borrower shall be deemed to have willfully permitted or acquiesced in a release or threatened release of hazardous materials, within the meaning of California Code of Civil Procedure Section 726.5(d)(1), if (i) the release or threatened release of Hazardous Substances was knowingly or negligently caused or contributed to by any lessee, occupant or user of any portion of the Property and (ii) Borrower had prior knowledge of the activity by such lessee, occupant or user which caused or contributed to the release or threatened release but failed to take commercially reasonable action to prevent such release or threatened release.

     IN WITNESS WHEREOF, this Security Instrument has been executed by Borrower as of the day and year first above written.

                                 KILROY REALTY, L.P.,
                                 a Delaware limited partnership

                                 By  Kilroy Realty Corporation,
                                     a Maryland corporation, its
                                     general partner



                                     By: /s/ Tyler H. Rose
                                         _________________________________
                                         Name:  Tyler H. Rose
                                         Title: Senior Vice President and
                                                Treasurer

Exhibits
--------

Exhibit A      Description of Land
Exhibit B      Ground Lease

                                   EXHIBIT A
                                   ---------

                             (Description of Land)

     ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being as described in Exhibits A-1 through A-13 attached hereto. The parcel described in Exhibit A-13 constitutes the Leased Land, as defined in the Deed of Trust. The parcels described in Exhibits A-1 through A-12 collectively constitute the Fee Land, as defined in the Deed of Trust.

                                  EXHIBIT A-1
                                  -----------


     ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the State of California, County of San Diego, and described as follows:

Parcel 4 of Parcel Map No. 15064, in the City of San Diego, County of San Diego, State of California, filed in the Office of the County Recorder of San Diego County, December 17, 1987 as File No. 87-694386 of Official Records.

                                  EXHIBIT A-2
                                  -----------


     ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the State of California, County of San Diego, and described as follows:

Parcel 1 of Parcel Map No. 17755, in the City of San Diego, County of San Diego, State of California, filed in the Office of the County Recorder of San Diego County, September 17, 1996 as File No. 1996-474607 of Official Records.
        ------------------

                                  EXHIBIT A-3
                                  -----------


     ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the State of California, County of San Diego, and described as follows:

Parcel 2 of Parcel Map No. 17755, in the City of San Diego, County of San Diego, State of California, filed in the Office of the County Recorder of San Diego County, September 17, 1996 as File No. 1996-474607 of Official Records.
        ------------------

                                  EXHIBIT A-4
                                  -----------


     ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the State of California, County of San Diego, and described as follows:

Parcel 2 of Parcel Map No. 13090, in the City of San Diego, County of San Diego, State of California, according to the map thereof filed in the Office of the County Recorder of San Diego County, December 29, 1983 as File No. 83-474919 of Official Records.

                                  EXHIBIT A-5
                                  -----------


     ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the State of California, County of San Diego, and described as follows:

Lot 7 of Collins Business Park, in the City of San Diego, County of San Diego, State of California, according to map thereof No. 9245, filed in the Office of the County Recorder of San Diego County, June 8, 1979.

                                  EXHIBIT A-6
                                  -----------


     ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the State of California, County of San Diego, and described as follows:

Parcels 2 and 3 of Parcel Map No. 17965, in the City of San Diego, County of San Diego, State of California, recorded in the Office of the County Recorder of San Diego County on December 19, 1997 as File No. 1997-0646743 of Official Records.

                                  EXHIBIT A-7
                                  -----------


     ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the State of California, County of San Diego, and described as follows:

PARCEL A:

Parcel 2 of Parcel Map No. 15605, in the City of San Diego, County of San Diego, State of California filed in the Office of the County Recorder of San Diego County, March 16, 1989 as File No. 89-134442 of Official Records.

PARCEL B:

An easement for ingress and egress over and along the southeasterly 28 feet of the northeasterly 83 feet of Parcel 1 of Said Parcel Map No. 15605, as set forth in Article VI, Section 6.02 in the Declaration of Covenants, Conditions and Restrictions recorded April 7, 1989 as File No. 89-181579, Official Records.

                                  EXHIBIT A-8
                                  -----------


     ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the State of California, County of San Diego, and described as follows:

PARCEL A:

Parcel 1 of Parcel Map No. 18159, in the City of San Diego, County of San Diego, State Of California, according to map thereof filed in the Office of the County Recorder of San Diego County, on December 4, 1998.

PARCEL B:

An easement for access over Parcel 2 of Parcel Map No. 18159, in the City of San Diego, County of San Diego, State Of California, according to map thereof filed in the Office of the County Recorder of San Diego County, on December 4, 1998 as described in the Reciprocal Grant of Easements recorded July 23, 1999 as File No. 1999-0511150 of Official Records.

                                  EXHIBIT A-9
                                  -----------


     ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the State of California, County of San Diego, and described as follows:

PARCEL A:

Parcel 1 of Parcel Map No. 17927 in the City of San Diego , County of San Diego, State of California, recorded in the Office of the County Recorder for San Diego County on October 29, 1997 as File No. 1997-0541874 of Official Records.

PARCEL B:

A non-exclusive easement for vehicular and pedestrian access, ingress and egress and installation, operation, use, maintenance, repair, improvement, replacement and removal of underground utilities over, under and across the private driveway located within Parcels 1 and 2 of Parcel Map No. 14590, as more particularly set out in that certain Reciprocal Easement Agreement recorded October 9, 1997 as File No. 1997-0503692, Official Records of San Diego County, and that certain Amended and Restated Easement Agreement recorded January 12, 1998 as File No. 1998-0015638, Official Records of San Diego County.

                                 EXHIBIT A-10
                                 ------------


     ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the State of California, County of San Diego, and described as follows:


PARCEL A:

LOT 6 OF CARLSBAD TRACT NO. 94-09, CARLSBAD RANCH, UNIT NO. 1, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 13357, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, SEPTEMBER 11, 1996 AS FILE NO. 1996-0463214 OF OFFICIAL RECORDS.

TOGETHER WITH ALL THAT PORTION OF LOT 7 OF CARLSBAD TRACT NO. 94-09, CARLSBAD
-------------
RANCH, UNIT NO. 1, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 13357, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, SEPTEMBER 11, 1996 AS FILE NO. 1996-0463214 OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWESTERLY CORNER OF SAID LOT 7; THENCE ALONG THE NORTHERLY LINE OF SAID LOT 7, NORTH 67(degrees) 30' 48" EAST, 434.00 FEET TO THE NORTHEASTERLY CORNER OF SAID LOT 7; THENCE ALONG THE EASTERLY LINE OF SAID LOT 7, SOUTH 22(degrees) 29' 12" EAST, 25.13 FEET THENCE LEAVING SAID EASTERLY LINE, SOUTH 67(degrees) 30' 48" WEST, 434.00 FEET TO A POINT ON THE WESTERLY LINE OF SAID LOT 7; THENCE ALONG SAID WESTERLY LINE, NORTH 22(degrees) 29' 12" WEST,
25.13 FEET TO THE POINT OF BEGINNING.

(SAID PROPERTY BEING DESCRIBED AS PARCEL A (ADJUSTED LOT 6), IN CERTIFICATE OF COMPLIANCE RECORDED ON JULY 1, 1997 AS FILE NO. 1997-0311133 OF OFFICIAL RECORDS.)

PARCEL B:

AN EASEMENT FOR DRIVEWAY ACCESS OVER, ALONG AND ACROSS A PORTION OF LOT 7 OF CARLSBAD TRACT NO. 94-09, CARLSBAD RANCH, UNIT NO. 1, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 13357, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, SEPTEMBER 11, 1996 AS FILE NO. 1996-0463214, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWESTERLY CORNER OF SAID LOT 7; THENCE ALONG THE WESTERLY LINE OF SAID LOT 7, SOUTH 22(degrees) 29' 12" EAST, 25.13 FEET TO THE TRUE POINT OF BEGINNING; THENCE LEAVING SAID WESTERLY LINE, NORTH 67(degrees) 30' 48" EAST,
40.00 FEET; THENCE SOUTH 22(degrees) 29' 12" EAST, 18.00 FEET; THENCE SOUTH 67(degrees) 30' 48" WEST, 40.00 FEET TO A POINT ON THE WESTERLY LINE OF SAID LOT 7; THENCE ALONG SAID WESTERLY LINE, NORTH 22(degrees) 29' 12" WEST, 18.00 FEET TO THE TRUE POINT OF BEGINNING.

                                 EXHIBIT A-11
                                 ------------


     ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the State of California, County of San Diego, and described as follows:

PARCEL A:

LOT 7 OF CARLSBAD TRACT NO. 94-09, CARLSBAD RANCH, UNIT NO. 1, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 13357, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, SEPTEMBER 11, 1996 EXCEPTING THEREFROM ALL THAT PORTION OF SAID LOT 7, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWESTERLY CORNER OF SAID LOT 7; THENCE ALONG THE NORTHERLY LINE OF SAID LOT 7, NORTH 67(degrees) 30' 48" EAST, 434.00 FEET TO THE NORTHEASTERLY CORNER OF SAID LOT 7; THENCE ALONG THE EASTERLY LINE OF SAID LOT 7, SOUTH 22(degrees) 29' 12" EAST, 25.13 FEET THENCE LEAVING SAID EASTERLY LINE, SOUTH 67(degrees) 30' 48" WEST, 434.00 FEET TO A POINT ON THE WESTERLY LINE OF SAID LOT 7; THENCE ALONG SAID WESTERLY LINE, NORTH 22(degrees) 29' 12" WEST,
25.13 FEET TO THE POINT OF BEGINNING.

PARCEL B:

AN EASEMENT FOR DRIVEWAY ACCESS OVER, ALONG AND ACROSS A PORTION OF LOT 8 OF CARLSBAD TRACT NO. 94-09, CARLSBAD RANCH, UNIT NO. 1, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 13357, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, SEPTEMBER 11, 1996, BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF SAID LOT 8, THENCE ALONG THE NORTHWESTERLY LINE THEREOF, NORTH 67(degrees) 30' 48" EAST 80.00 FEET, THENCE SOUTH 22(degrees) 29' 12" EAST 17.50 FEET; THENCE SOUTH 67(degrees) 30' 48" WEST
80.00 FEET TO THE SOUTHWESTERLY LINE OF SAID LOT 8, SAID LINE BEING ALSO THE NORTHEASTERLY LINE OF ARMADA DRIVE; THENCE ALONG THE SOUTHWESTERLY LINE OF SAID LOT 8, NORTH 22(degrees) 29' 12" WEST 17.50 FEET TO THE POINT OF BEGINNING.

PARCEL C:

AN EASEMENT FOR DRIVEWAY ACCESS OVER, ALONG AND ACROSS A PORTION OF LOT 7 OF CARLSBAD TRACT NO. 94-09, CARLSBAD RANCH, UNIT NO. 1, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 13357, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, SEPTEMBER 11, 1996 AS FILE NO. 1996-0463214, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWESTERLY CORNER OF SAID LOT 7; THENCE ALONG THE WESTERLY
---------
LINE OF SAID LOT 7, SOUTH 22(degrees) 29' 12" EAST, 7.13 FEET TO THE TRUE POINT
                                                                     ----------
OF BEGINNING; THENCE LEAVING SAID WESTERLY LINE, NORTH 67(degrees) 30' 48" EAST,
------------
40.00 FEET; THENCE SOUTH 22(degrees) 29' 12" EAST, 18.00 FEET; THENCE SOUTH 67(degrees) 30' 48" WEST, 40.00 FEET TO A POINT ON THE WESTERLY LINE OF SAID LOT 7; THENCE ALONG SAID WESTERLY LINE, NORTH 22(degrees) 29' 12" WEST, 18.00 FEET TO THE TRUE POINT OF BEGINNING.
       -----------------------

PARCEL D:

AN NON-EXCLUSIVE EASEMENT FOR GENERAL ACCESS AND UTILITY, TOGETHER WITH THE RIGHT TO CONVEY TO OTHERS, OVER, ALONG AND ACROSS A PORTION OF LOT 7 OF CARLSBAD TRACT NO. 94-09, CARLSBAD RANCH, UNIT NO. 1, IN THE CITY OF CARLSBAD, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 13357, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, SEPTEMBER 11, 1996 AS FILE NO. 1996-0463214, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWESTERLY CORNER OF SAID LOT 7; THENCE ALONG THE NORTHERLY LINE OF SAID LOT 7, NORTH 67(degrees) 30' 48" EAST, 27.00 FEET; THENCE LEAVING SAID NORTHERLY LINE, SOUTH 22(degrees) 29' 12" EAST, 25.13 FEET; THENCE SOUTH 67(degrees) 30' 48" WEST, 27.00 FEET TO A POINT ON THE WESTERLY LINE OF SAID LOT 7; THENCE ALONG SAID WESTERLY LINE NORTH 22(degrees) 29' 12" WEST, 25.13 FEET TO THE POINT OF BEGINNING.

                                 EXHIBIT A-12
                                 ------------


     ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the State of California, County of San Diego, and described as follows:

Lot 25 of Carlsbad Tract 81-10 Unit No. 2A, in the City of Carlsbad, County of San Diego, State of California, according to map thereof No. 11134, filed in the Office of the County Recorder of San Diego County, January 31, 1985.

                                 EXHIBIT A-13
                                 ------------


     ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the State of California, County of San Diego, and described as follows:

Parcel 3 of Parcel Map No. 16265, in the City of San Diego, County of San Diego, State of California, according to map thereof filed in the Office of the County Recorder of said San Diego County, October 18, 1990, as File No. 90-0567278 of Official Records.

                                   EXHIBIT B

                         (Description of Ground Lease)


Agreement for Ground Lease Development and Use of Real Property dated September 22, 1988 executed by and between The City of San Diego, as lessor, and JOSP Partners, as lessee, and recorded on April 21, 1989 as Instrument No. 89-209941 of the Official Records of San Diego County, California (the "Official
                                                              --------
Records"), as amended by First Amendment dated March 31, 1989 between such
-------
parties and recorded on April 21, 1989 as File No. 1989-209942 of the Official Records, as further amended by Second Amendment dated March 26, 1990 between such parties and recorded on May 17, 1990 as File No. 90-270833 of the Official Records as further amended by that Consent and Estoppel Certificate executed as of June 18, 1998 by such parties and Borrower, and as assigned by JOSP Partners to Borrower pursuant to Assignment dated ____________ and recorded on June 18, 1998 as File No. 98-0375194 of the Official Records.

                                    -xvii-